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                                                                   EXHIBIT 10.45

                                    AMENDMENT
                                     TO THE
                           EMPLOYEES' RETIREMENT PLAN
                                 OF AMETEK, INC.

                                 AMENDMENT NO. 3

         WHEREAS, there was adopted and made effective as of December 29, 1942, the Employees' Retirement Plan of AMETEK, Inc. (the "Plan"); and

         WHEREAS, the Plan was amended and restated in its entirety, effective January 1, 1998 to incorporate all prior amendments; and

         WHEREAS, Section 9.2 of the Plan provides that AMETEK, Inc. ("AMETEK") may amend the Plan at any time or from time to time; and

         WHEREAS, AMETEK now desires to amend the Plan in certain respects;

         NOW, THEREFORE, the Plan is hereby amended as follows:

         FIRST: Section 6.1(a) is amended in its entirety to read as follows:

                  "(a) 'Companion Plan' shall mean each such pension, stock bonus or profit-sharing plan (other than this Plan and the 401(k) feature of the AMETEK Retirement and Savings Plan) maintained by the Employer or any Affiliated Company, or to which the Employer or any Affiliated Company makes contributions and which is a qualified plan pursuant to the provisions of Section 401(a) of the Code."

         SECOND: The provisions of this Amendment No. 3 shall be effective as of May 1, 1999.

         IN WITNESS WHEREOF, AMETEK has caused these presents to be executed in its corporate name, by its duly authorized officer on this 17th day of May, 1999.



                                          AMETEK, Inc.



                                          By: /s/ Donna F. Winquist
                                             -----------------------


Attest:

/s/ Kathryn E. Londra
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